UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8‑K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2012

State Bank Financial Corporation

(Exact name of registrant as specified in its charter)

Georgia

(State or other jurisdiction of incorporation)

000-54056    27-1744232

(Commission File Number)    (IRS Employer Identification No.)

3399 Peachtree Road, NE, Suite 1900
Atlanta, Georgia     30326

(Address of principal executive offices)    (Zip Code)

(404) 475-6599

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 30, 2012, State Bank Financial Corporation (the “Company”) filed a current report on Form 8-K under Item 5.02 to announce the appointment of J. Thomas Wiley, Jr., age 60, as President and Vice Chairman of both the Company and State Bank and Trust Company (the “Bank”), its wholly-owned subsidiary bank, with the appointment to become effective on January 1, 2013. Mr. Wiley’s biographical information was included in the press release that was filed as Exhibit 99.1 to the original Form 8-K. When the Company filed the original current report on Form 8-K on October 30, 2012, the Company had not determined Mr. Wiley’s compensation to serve as President and Vice Chairman.

The Company is filing this current report on Form 8-K/A to disclose that effective January 1, 2013, the Company determined that Mr. Wiley’s annual base salary would be $350,000 and he would be entitled to participate in retirement, health, dental, welfare and other benefit plans and programs of the Company and the Bank applicable to employees generally or to senior executive officers.
Item 8.01    Other Events.
On March 15, 2013, Mr. Wiley entered into an employment agreement with the Bank to serve as Vice Chairman and President. The employment agreement provides for a term of three years that automatically renews each day after the effective date so that the term remains a three-year term until either party notifies the other that the automatic renewal should discontinue. The employment agreement provides for an annual base salary of $350,000 and also provides that Mr. Wiley is eligible to receive an annual bonus of up to 50% of his annual base salary, as well as stock options and other benefits as they are made available for senior executives of the Bank.

A copy of the employment agreement with Mr. Wiley is filed with this current report on Form 8-K/A as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the employment agreement is qualified in its entirety by reference to the full text of the employment agreement filed with this current report on Form 8-K/A.
Item 9.01    Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Exhibit

10.1	Employment Agreement dated March 15, 2013 by and among J. Thomas Wiley, Jr. and State Bank and Trust Company

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATE BANK FINANCIAL CORPORATION

Dated: March 15, 2013	By: /s/ Thomas L. Callicutt, Jr.
Thomas L. Callicutt, Jr.
Chief Financial Officer